SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 10, 2003


                              IEC Electronics Corp.
             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or other jurisdiction of Incorporation)

                                0-6508 13-3458955
           (Commission File Number) (IRS Employer Identification No.)

                   105 Norton Street, Newark, New York 14513
                    (Address of Principal Executive Offices)

                                 (315) 331-7742
              (Registrant's Telephone Number, including Area Code)


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Item 5.         Other Events
-------         ------------

     On April 10, 2003, the Company announced the appointment of Brian H. Davis as Chief Financial Officer, Vice President and Corporate Controller. Davis succeeds Kevin Monacelli, Corporate Controller, who has announced his intent to leave IEC for personal reasons. He has agreed to stay with the company as long as necessary to support the transition.



Item 7.         Financial Statements and Exhibits
-------         ---------------------------------

      (c) Exhibits

          99.1 Press Release dated April 10, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    IEC Electronics Corp.
                                                    ---------------------
                                                        (Registrant)

Date:  April 10, 2003                            By: /s/ W. Barry Gilbert
                                                    ---------------------
                                                         W. Barry Gilbert
                                                         Acting Chief Executive
                                                         Officer



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